UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 6, 2025

Golden Matrix Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41326	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	GMGI	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Ninth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital

As previously disclosed in the Current Report on Form 8-K filed by Golden Matrix Group, Inc. (the “Company”, “Golden Matrix”, “we” and “us”) with the Securities and Exchange Commission (the “SEC”) on April 9, 2024, effective on April 1, 2024, we closed the transactions contemplated by that certain Sale and Purchase Agreement of Share Capital dated January 11, 2023 (as amended and restated from time to time, the “Purchase Agreement”) with Aleksandar Milovanović (“Milovanović”), Zoran Milošević (“Milošević”) and Snežana Božović (“Božović”, and collectively with Milovanović and Milošević, the “Sellers”), the former owners of Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia (“Meridian Serbia”); Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro; Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta; and Meridian Gaming (Cy) Ltd, a company formed and registered in the republic of Cyprus (collectively, “MeridianBet Group”). Pursuant to the Purchase Agreement, on April 9, 2024 (the “Closing Date”), and effective on April 1, 2024, we acquired 100% of MeridianBet Group.

Božović is a member of the Board of Directors of the Company; Milošević is the Chief Executive Officer of MeridianBet Group and Milovanović is a greater than 5% stockholder of the Company.

As part of the consideration for the acquisition, we agreed to pay the Sellers, among other consideration, a total of $10,000,000 eighteen (18) months after the Closing Date (the “18 Month Non-Contingent Post-Closing Cash Consideration”), a portion of which has previously been converted into common stock of the Company.

On November 7, 2025, and effective on, October 9, 2025, we and the Sellers entered into a Ninth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated October 28, 2025 (the “Ninth Amendment”), which amended the Purchase Agreement to provide that a total of $8,000,000 of the 18 Month Non-Contingent Post-Closing Cash Consideration owed by the Company to Milovanović would be converted into shares of the Company’s common stock pursuant to a Post-Closing Cash Consideration Conversion Agreement (the “Conversion Agreement”).

On November 7, 2025, Milovanović and the Company entered into the Conversion Agreement dated and effective October 28, 2025, pursuant to which a total of $8,000,000 of 18 Month Non-Contingent Post-Closing Cash Consideration due to Milovanović from the Company was converted into 8,000,000 shares of Company common stock (based on a conversion price of $1.00 per share)(which shares are in the process of being issued)(the “Milovanović Shares”).

Pursuant to the Conversion Agreement, which included customary representations and warranties of the parties, Milovanović agreed that the shares of common stock issuable in connection therewith were in, and will be in, full and complete satisfaction of the portions of the applicable non-contingent post-closing cash consideration payable to Milovanović.

Additionally, pursuant to the Ninth Amendment, the due date of the remaining 18 Month Non-Contingent Post-Closing Cash Consideration owed to the Sellers ($1,099,672) was extended from October 9, 2025 to October 9, 2026.

The foregoing description of the Ninth Amendment and Conversion Agreement, is not complete and is subject to, and qualified in its entirety by reference to the Ninth Amendment and Conversion Agreement, attached hereto as Exhibits 2.10 and 10.1, respectively, which are incorporated in this Item 1.01 by reference in their entirety.

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Item 3.02. Unregistered Sales of Equity Securities.

The information and disclosures set forth in Items 1.01 above and Item 8.01 below, are incorporated into this Item 3.02 by reference in their entirety.

The Company claims, and plans to claim, an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), for the issuance of the Milovanović Shares and Minority Interest Holder Shares, since the offer and sale of such securities did not involve a public offering and the recipient was an “accredited investor”. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuances and we paid no underwriting discounts or commissions. The securities are subject to transfer restrictions, and the securities will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 6, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Meeting”). The following four proposals were voted on at the Meeting (as described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on September 23, 2025 (the “Proxy”)). Capitalized terms have the meanings given to such terms in the Proxy and this Form 8-K should be read in connection with the Proxy. Holders of the shares of common stock were entitled to one vote per share held as of the close of business on September 15, 2025 (the “Record Date”) and holders of the shares of Series B Voting Preferred Stock and Series C Preferred Stock were entitled to 7,500 votes per share held as of the Record Date, except that the holders of the Series C Preferred Stock had the sole right to vote on Proposal 1B below. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

Proposal 1A

The individuals listed below were elected at the Meeting to serve as directors of the Company, to serve until the 2026 annual meeting of stockholders and thereafter until their successors are elected and qualified, by the following vote:

	For	Withhold	Broker Non-Votes
Anthony Brian Goodman	123,728,269.85	884,922	929,850
Thomas E. McChesney	124,411,323.85	201,868	929,850
Murray G. Smith	124,537,262.85	75,929	929,850

No stockholders abstained from voting on the appointment of the directors described above.

Proposal 1B

The individuals listed below were elected at the Meeting to serve as Series C Preferred Stock directors of the Company, by the holders of the Company’s Series C Preferred Stock, to serve until the 2026 annual meeting of stockholders and thereafter until their successors are elected and qualified, by the following vote:

	For	Withhold	Broker Non-Votes
William Scott	7,500,000	—	—
Snežana Božović	7,500,000	—	—

No stockholder abstained from voting on the appointment of the Series C Preferred Stock director of the Company.

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Proposal 2

A management proposal to approve executive compensation on a non-binding advisory basis was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
123,452,449.85	1,102,980	57,762	929,850

Proposal 3

A management proposal to ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
125,508,630.85	30,517	3,894	—

Item 8.01 Other Events.

On November 10, 2025, the Company entered into Debt Conversion Agreements dated and effective August 28, 2025, with the minority interest holders of Meridian Gaming Ltd., a company formed and registered in the Republic of Malta, a wholly-owned subsidiary of the Company, pursuant to which a total of $24,000 owed to such minority interest holders were converted into 18,606 shares of common stock of the Company, based on a conversion price of $1.29 per share (“Minority Interest Holder Shares”).

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1#£

Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023 by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers (Filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 30, 2023, and incorporated by reference herein)(File No. 001-41326)

2.2

First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated September 22, 2023 by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers (Filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 28, 2023, and incorporated by reference herein)(File No. 001-41326)

2.3

Second Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated January 22, 2024, by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers (Filed as Exhibit 2.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 24, 2024, and incorporated by reference herein)(File No. 001-41326)

2.4

Third Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated April 8, 2024, by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers (Filed as Exhibit 2.4 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 9, 2024, and incorporated by reference herein)(File No. 001-41326)

2.5#

Fourth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated June 17, 2024, by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers (Filed as Exhibit 2.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 21, 2024, and incorporated by reference herein)(File No. 001-41326)

2.6

Fifth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated October 1, 2024, by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers (Filed as Exhibit 2.6 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 2, 2024, and incorporated by reference herein)(File No. 001-41326)s

2.7

Sixth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated April 9, 2025, by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers (Filed as Exhibit 2.7 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 14, 2025, and incorporated by reference herein)(File No. 001-41326)

2.8

Seventh Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated August 21, 2025, by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers (Filed as Exhibit 2.8 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 27, 2025, and incorporated by reference herein)(File No. 001-41326)

2.9

Eighth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated August 29, 2025 and entered into September 9, 2025, by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers (Filed as Exhibit 2.9 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 12, 2025, and incorporated by reference herein)(File No. 001-41326)

2.10*

Ninth Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital entered into November 7, 2025, dated October 28, 2025 and effective October 9, 2025, by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers

10.1*	Post-Closing Cash Consideration Conversion Agreement entered into November 7, 2025, and dated and effective October 28, 2025, by and between Golden Matrix Group, Inc. and Aleksandar Milovanović
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

# Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K. A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Golden Matrix Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.

£ Certain personal information which would constitute an unwarranted invasion of personal privacy has been redacted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: November 12, 2025	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

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